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                                                                    EXHIBIT 32.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of Land O'Lakes, Inc. (the "Company") on Form 10-K/A for the year ending December 31, 2003 as filed with the Securities and Exchange Commission on August 12, 2004 (the "Report"), I, John E. Gherty, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:  August 16, 2004
                                                     By  /s/ John E. Gherty
                                                         -----------------------
                                                         John E. Gherty
                                                         President
                                                         and Chief Executive
                                                         Officer